UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145	95-4160558
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K of Lyondell Chemical Company (“Lyondell”) dated and filed with the Securities and Exchange Commission on August 17, 2006. That Form 8-K reported slides relating to a conference call held on August 17, 2006 inadvertently under Item 8.01 of Form 8-K. This Form 8-K/A amends and supersedes in entirety that Form 8-K. Exhibit 99.1 hereto is identical to the Exhibit 99.1 filed with the Form 8-K and is included in this Form 8-K/A for the sake of completeness.

Item 7.01 Regulation FD Disclosure.

On August 17, 2006, Lyondell hosted a conference call related to Lyondell’s acquisition of CITGO Petroleum Corporation’s 41.25% interest in LYONDELL-CITGO Refining LP. The slides related to this conference call are furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Slides

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:	/s/ Kerry A. Galvin
Name:	Kerry A. Galvin
Title:	Senior Vice President and General Counsel

Date: August 23, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Slides